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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): November 30, 2004


           CWMBS, INC., (as depositor under the Pooling and Servicing
           Agreement, dated as of November 1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-J9,
              Mortgage Pass-Through Certificates, Series 2004-J9).

                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

        Delaware                      333-109248               95-4449516
-------------------------------       ----------               ----------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)

4500 Park Granada
Calabasas, California                                91302
---------------------                              ---------
(Address of Principal                              (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9     Financial Statements and Exhibits
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Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

       (a)    Financial statements of business acquired.
              -----------------------------------------

              Not applicable.

       (b)    Pro forma financial information.
              -------------------------------

              Not applicable.

       (c)    Exhibits.
              --------

       5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

       8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
              Exhibit 5.1).

       23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
              5.1 and 8.1).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        CWMBS, INC.



                                                        By: /s/ Darren Bigby
                                                            ----------------
                                                        Darren Bigby
                                                        Vice President



Dated:  November 30, 2004

                                  Exhibit Index

Exhibit                                                                 Page
-------                                                                 ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP               5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
         Exhibit 5.1)                                                     5

23.1     Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
         5.1 and 8.1)                                                     5